UNITED STATES OF AMERICA CONSUMER FINANCIAL PROTECTION BUREAU ADMINISTRATIVE PROCEEDING File No. 2022-CFPB-001 l In the Matter of: CONSENT ORDER WELLS FARGO BANK, N.A. The Consumer Financial Protection Bureau (Bureau) has identified the following violations of law at Wells Fargo Bank, N.A. (Respondent): (i) with respect to auto loan servicing, Respondent incorrectly applied loan payments, erroneously imposed certain fees and charges, incorrectly repossessed customers' vehicles, and failed to refund certain unearned fees on debt cancellation products; (ii) with respect to home mortgage servicing, Respondent incorrectly denied mortgage loan modifications to certain qualified borrowers; and (iii) with respect to consumer deposit accounts, Respondent improperly froze or closed customer accounts, improperly charged certain overdraft fees, and did not always waive monthly account service fees consistent with its disclosures. Since 2020, Respondent has accelerated corrective actions and remediation, including to I 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 1 of 32

2 address these violations. Under §§ 1053 and 1055 of the Consumer Financial Protection Act of 2010 (CFPA), 12 U.S.C. §§ 5563, 5565, the Bureau issues this Consent Order. I. Jurisdiction 1. The Bureau has jurisdiction over this matter under §§ 1053 and 1055 of the CFPA, 12 U.S.C. §§ 5563 and 5565. II. Stipulation 2. Respondent has executed a “Stipulation and Consent to the Issuance of a Consent Order,” dated December 19, 2022, (Stipulation), which is incorporated by reference and is accepted by the Bureau. By this Stipulation, Respondent has consented to the issuance of this Consent Order by the Bureau under §§ 1053 and 1055 of the CFPA, 12 U.S.C. §§ 5563, 5565, without admitting or denying any of the findings of fact or conclusions of law, except that Respondent admits the facts necessary to establish the Bureau’s jurisdiction over Respondent and the subject matter of this action. 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 2 of 32

3 Definitions 3. The following definitions apply to this Consent Order: a. “Affected Consumer” means any consumer who was subjected to any of the Specified Acts and Practices. b. “Auto Servicing Acts and Practices” means the acts and practices described in paragraphs 7 through 19. c. “Board” means Respondent’s duly elected and acting Board of Directors. d. “Effective Date” means the date on which the Consent Order is entered on the administrative docket. e. “Enforcement Director” means the Assistant Director of the Office of Enforcement for the Bureau, or his or her delegate. f. “Overdraft” means when a consumer does not have enough money in their deposit account to cover a transaction when it settles (i.e., is presented to Respondent for payment) and posts to the account, but the Respondent nevertheless pays it. g. “Regional Director” means the Regional Director for the West Region for the Office of Supervision for the Bureau, or his or her delegate. h. “Related Consumer Action” means a private action by or on behalf of one or more consumers or an enforcement action by another 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 3 of 32

4 governmental agency brought against Respondent based on substantially the same facts as described in Section IV of this Consent Order. i. “Respondent” means Wells Fargo Bank, N.A., its subsidiaries, and its successors and assigns. j. “Specified Acts and Practices” means any of the acts or practices described in Section IV of this Order. IV. Bureau Findings and Conclusions The Bureau finds the following: 4. Respondent is a national bank headquartered in Sioux Falls, South Dakota. As of December 31, 2021, Respondent had $1.78 trillion in total assets. As of June 2021, Respondent had $1.84 trillion in consumer product exposure (the sum of consumer assets, originated and serviced, and consumer deposits). As of June 30, 2022, Respondent’s (including its affiliates and subsidiaries) residential mortgage portfolios totaled $252.9 billion (first lien) and $14.6 billion (junior lien); its credit card portfolio totaled $41.2 billion; its auto-loan portfolio totaled $55.7 billion; and other outstanding consumer loans totaled $29.4 billion. 5. Respondent is an insured depository institution with assets greater than 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 4 of 32

5 $10,000,000,000 within the meaning of 12 U.S.C. § 5515(a). 6. Respondent is a “covered person” under 12 U.S.C. § 5481(6). Automobile Loan Servicing Acts and Practices 7. Respondent’s automobile-loan-servicing systems experienced a number of failures that caused Respondent to incorrectly apply borrowers’ payments; charge borrowers incorrect fees, interest, or other amounts; and repossess borrowers’ vehicles. In addition, Respondent did not have sufficient processes to ensure that borrowers who had previously paid certain fees upfront to automobile dealers received a refund of those fees when warranted. 8. Respondent has provided $1.3 billion in remediation to more than 11 million borrower accounts to address these auto-loan-servicing issues. 9. Incorrectly applied payments and payment processing problems: From at least 2011 through 2022, Respondent incorrectly applied or processed many borrowers’ auto-loan payments due to various technology, training, customer service, and compliance failures when servicing auto loans. For example, from November 2012 until at least August 2018, if a borrower requested that a payment be applied to principal, branch employees were unable to notify borrowers about past due amounts that a principal-only payment would not cover because Respondent did not make the information accessible to branch employees, resulting in nearly 210,000 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 5 of 32

6 borrower accounts for which payments were applied in a manner that was less beneficial to the borrower than they could have been. As a result, Respondent is providing remediation to these borrower accounts of more than $105 million. 10. Respondent also failed to apply certain borrower payments in the manner described on Respondent’s website; to post certain borrower payments in a timely fashion; or to ensure that certain automatic payment amounts reflected the amount owed and due; among other payment-application errors that harmed consumers. 11. Respondent is providing remediation resulting from these failures of roughly $565 million to almost 6 million borrower accounts. 12. Incorrect fees and charges: Respondent also assessed borrowers erroneous fees and interest because of technology, audit, and compliance failures. As an example, from at least 2011 until at least March 2019, Respondent sometimes incorrectly entered the effective date of a payment deferment in, or omitted it from, its servicing system-of-record, which resulted in $26.5 million in erroneously assessed late fees to more than 688,000 borrower accounts. 13. Other similar failures have occurred, and Respondent is providing at least $424 million in remediation for improper fees and charges to almost 4.5 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 6 of 32

7 million borrower accounts. 14. Repossession-related errors: From at least 2011 through 2022, Respondent experienced other types of servicing errors, which had the potential to contribute to a borrower’s delinquency, and in some cases led to improper repossessions. For example, Respondent repossessed vehicles despite the borrower having made a payment or entering into an agreement to forestall the repossession. In addition, Respondent made other repossession-related errors, such as failing to provide legally required information to certain borrowers. 15. In addition, in at least 38,000 instances, Respondent failed to sell a repossessed vehicle in a commercially reasonable amount of time, resulting in Respondent providing more than $40 million in remediation to borrowers to address depreciated vehicle values. 16. Respondent is providing more than $246 million in remediation for repossession-related harm involving nearly 850,000 borrower accounts. 17. GAP fee refunds: Guaranteed Asset Protection (GAP) contracts are a type of debt cancellation contract (DCC) that generally relieve the borrower from the obligation to pay the remaining amount of the borrower’s loan on the vehicle above the vehicle’s depreciated value in the case of a major accident or theft. The auto dealer markets GAP coverage to the borrower 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 7 of 32

8 and is paid the GAP fee. However, borrowers often finance GAP fees as part of their auto loan at origination and the GAP contract becomes part of the auto loan contract. If the borrower pays off the loan early, or the GAP contract otherwise terminates, the borrower may be entitled to a refund of the unearned portion of the GAP fee that they financed when first buying the vehicle. Such refund obligations usually are governed by the terms of the GAP contract executed between the borrower and the originating dealer, with GAP contracts sometimes requiring that the borrower make a written request to the originating dealer for a GAP refund. Respondent, as the owner and servicer of the GAP contracts, did not ensure that unearned GAP fees were refunded to all borrowers who paid off their loans early. Respondent, however, obtained such GAP fee refunds when it would benefit Respondent, while also lowering the borrower’s remaining balance, such as in cases of loan default or repossession. 18. During the Bureau’s investigation of these practices, Respondent refunded tens of millions of dollars in estimated GAP fees to borrowers where Respondent determined that state law mandated such refunds. Until July 2021, Respondent did not ensure that, for the loans it did not originate but subsequently owned and serviced, borrowers who had financed the cost of the GAP contract and subsequently paid off their loans early or had their vehicles repossessed (thus terminating the GAP contract), received any 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 8 of 32

9 refund for which they were eligible. 19. Respondent experienced other GAP-related processing and refund failures. For example, Respondent’s failure to follow Texas regulations between 2017 and 2020 resulted in Respondent failing to make timely GAP fee refunds due to nearly 90,000 borrower accounts, resulting in remediation of more than $25 million. 20. Section 1036(a)(1)(B) of the CFPA prohibits “unfair, deceptive, or abusive” acts or practices. 12 U.S.C. § 5536(a)(1)(B). An act or practice is unfair if it causes or is likely to cause consumers substantial injury that is not reasonably avoidable and if the substantial injury is not outweighed by countervailing benefits to consumers or to competition. 12 U.S.C. § 5531(c)(1). 21. Respondent’s acts and practices described in paragraphs 7 through 19 caused substantial injury to consumers that was not reasonably avoidable or outweighed by any countervailing benefit to consumers or to competition. 22. Thus, Respondent engaged in unfair acts and practices in violation of §§ 1036(a)(1)(B) and 1031(c)(1) of the CFPA. 12 U.S.C. §§ 5536(a)(1)(B), 5531(c)(l). Mortgage Servicing Acts and Practices 23. Respondent has incorrectly denied mortgage loan modification applications and miscalculated fees and other charges for thousands of mortgage 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 9 of 32

10 borrowers, as set forth below, resulting in at least $195 million in remediation being paid to affected mortgage borrowers. Some of these failures were the result of software errors that persisted for multiple years. 24. In one such significant technology and internal controls failure, from at least 2011 through April 2018, Respondent’s process for evaluating loan- modification applications was affected by errors in the relevant calculation formulas. These errors resulted in an overstatement of the attorneys’ fees included in the calculation, which sometimes caused an otherwise qualified borrower not to be offered a loan modification. 25. Respondent became aware of this problem in late 2013 and, after reviewing the issue, concluded that it did not adversely affect borrowers’ ability to obtain loan modifications. Respondent attempted to correct the attorneys’ fee calculation, but later determined (in March 2018) that it had not fixed the issue and was continuing to fail to offer some borrowers loan modifications. Ultimately, Respondent addressed the error and is providing approximately $77.2 million in remediation to approximately 3,200 mortgage accounts that experienced incorrect loss- mitigation outcomes, including wrongful foreclosures. 26. Another error occurred from July 2013 until September 2018, when Respondent did not offer no-application modifications to approximately 190 borrowers with Government Sponsored Entity (GSE) loans. Respondent 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 10 of 32

11 erroneously identified these borrowers as deceased and therefore did not assess their eligibility for modifications. Respondent is paying approximately $2.4 million in remediation to these borrowers. 27. Respondent’s mortgage servicing operations experienced other errors that resulted in Respondent assessing borrowers unwarranted charges and fees in various situations, including when certain consumers paid off a mortgage that had been subject to a foreclosure judgment; Respondent failed in certain cases to timely pay the appropriate amount of property taxes; Respondent miscalculated the interest rate on certain adjustable rate mortgages after a loan modification ended; and Respondent did not give certain consumers complete information about their ability to stop paying for expensive private mortgage insurance. 28. Section 1036(a)(1)(B) of the CFPA prohibits “unfair, deceptive, or abusive” acts or practices. 12 U.S.C. § 5536(a)(1)(B). An act or practice is unfair if it causes or is likely to cause consumers substantial injury that is not reasonably avoidable and if the substantial injury is not outweighed by countervailing benefits to consumers or to competition. 12 U.S.C. § 5531(c)(1). 29. Respondent’s acts and practices described in paragraphs 23 through 27 caused substantial injury to consumers that was not reasonably avoidable or outweighed by any countervailing benefit to consumers or to competition. 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 11 of 32

12 30. Thus, Respondent engaged in unfair acts and practices in violation of §§ 1036(a)(1)(B) and 1031(c)(1) of the CFPA. 12 U.S.C. §§ 5536(a)(1)(B), 5531(c)(1). Consumer Deposit Account Acts and Practices 31. Account freezes: From at least 2011 through October 2016, when Respondent believed that a fraudulent deposit had been made into a consumer deposit account based largely on an automated fraud detection system that identified suspect deposit accounts for employee review, Respondent’s typical practice was to freeze the customer’s entire deposit account, along with the customer’s other accounts. This account freeze prevented the customer from accessing any funds in the account, not just the funds from the suspect deposit. 32. Customers affected by these account freezes were unable to access their money, on average for a period of at least two weeks, until Respondent closed the accounts and returned the customer’s money. 33. Respondent is providing over $160 million in remediation to the more than one million deposit account customers affected by these account freezes. 34. Respondent changed its practice of freezing consumer deposit accounts when it suspected that a deposit may be fraudulent and began using, where appropriate under the circumstances and sufficient to prevent further fraud, lesser restraints such as item-level holds under Regulation CC. 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 12 of 32

13 35. Section 1036(a)(1)(B) of the CFPA prohibits “unfair, deceptive, or abusive” acts or practices. 12 U.S.C. § 5536(a)(1)(B). An act or practice is unfair if it causes or is likely to cause consumers substantial injury that is not reasonably avoidable and if the substantial injury is not outweighed by countervailing benefits to consumers or to competition. 12 U.S.C. § 5531(c)(1). 36. Respondent’s acts and practices described in paragraphs 31 through 34 caused substantial injury to consumers that was not reasonably avoidable or outweighed by any countervailing benefit to consumers or to competition. 37. Thus, Respondent engaged in unfair acts and practices in violation of §§ 1036(a)(1)(B) and 1031(c)(1) of the CFPA. 12 U.S.C. §§ 5536(a)(1)(B), 5531(c)(1). 38. Monthly service fee waivers: Respondent disclosed to consumer deposit account holders that several of its most popular checking accounts provided waivers of monthly service fees (MSFs), usually $10 or $12, if customers met certain conditions. One of the options for obtaining such a waiver that was available from April 2012 to November 2020 required customers to make “10 or more debit card purchases and/or payments from this checking account” during the monthly statement cycle. This language (and language like it) appeared in Respondent’s account brochures and account agreements 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 13 of 32

14 for years. 39. However, rather than waiving MSFs whenever a customer conducted 10 transactions that constituted either a purchase using a debit card or some other type of payment from the consumer’s checking account during a statement cycle, Respondent only counted debit card transactions (not all types of payments) and only those that posted during the statement cycle (debit card transactions sometimes post several days after the purchase). 40. Respondent wrongly denied MSF waivers to more than 4 million of its account holders and is paying more than $141 million in remediation to customers. 41. Section 1036(a)(1)(B) of the CFPA prohibits “unfair, deceptive, or abusive” acts or practices. 12 U.S.C. § 5536(a)(1)(B). An act or practice is deceptive if there is a representation, omission, act, or practice that misleads or is likely to mislead a consumer; the consumer’s interpretation is reasonable under the circumstances; and the representation, omission, act, or practice is material. 42. Respondent’s representations and actions, as described in paragraphs 38 through 40, constitute deceptive acts or practices in violation of §§ 1031(a), and 1036(a)(1)(B) of the CFPA, 12 U.S.C. §§ 5531(a), 5536(a)(1)(B). 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 14 of 32

15 43. Overdraft Practices: Respondent sometimes assessed fees for Overdrafts on consumer debit card purchases and ATM withdrawals at the time that the transaction settled even if the consumer had enough funds available in their account to cover the amount of the transaction at the time they made it (transaction authorization). Overdraft fees charged on consumer debit card purchases and ATM withdrawals in such circumstances are sometimes referred to as Authorized-Positive Overdraft Fees. 44. Consumers may be taken by surprise when they incur Authorized-Positive Overdraft Fees because they believed that if they had enough money to cover the relevant transaction when it was authorized they would not incur an Overdraft fee. These Authorized-Positive Overdraft Fees were not reasonably avoidable because they were contrary to consumers’ reasonable expectations. Respondent implemented a process to stop charging Authorized-Positive Overdraft Fees on consumer debit card purchases in March 2022 (and is in the process of stopping charging such fees on ATM withdrawals). 45. Section 1036(a)(1)(B) of the CFPA prohibits “unfair, deceptive, or abusive” acts or practices. 12 U.S.C. § 5536(a)(1)(B). An act or practice is unfair if it causes or is likely to cause consumers substantial injury that is not reasonably avoidable and if the substantial injury is not outweighed by countervailing benefits to consumers or to competition. 12 U.S.C. § 5531(c)(1). 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 15 of 32

16 46. Respondent’s acts and practices described in paragraphs 43 through 44 caused substantial injury to consumers that was not reasonably avoidable or outweighed by any countervailing benefit to consumers or to competition. 47. Thus, Respondent engaged in unfair acts and practices in violation of §§ 1036(a)(1)(B) and 1031(c)(1) of the CFPA. 12 U.S.C. §§ 5536(a)(1)(B), 5531(c)(1). CONDUCT PROVISIONS V. Prohibited Conduct IT IS ORDERED, under §§ 1053 and 1055 of the CFPA, that: 48. Respondent and its officers, agents, servants, employees, and attorneys who have actual notice of this Consent Order, whether acting directly or indirectly, may not violate sections 1031 and 1036 of the CFPA, 12 U.S.C. §§ 5531 and 5536, in connection with the acts and practices described in Section IV. 49. Respondent, and its officers, agents, servants, employees, and attorneys who have actual notice of this Consent Order, whether acting directly or indirectly, must take the following affirmative actions: Refunds of Unused Portions of GAP Contracts 50. Respondent must maintain a policy and practice designed to ensure that the unused portion of GAP contracts that Respondent finances, or that are 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 16 of 32

17 otherwise assigned to Respondent, are refunded to the borrower, regardless of state law. Respondent must ensure that the unused portions of GAP contracts that Respondent finances or otherwise acquires are refunded to auto loan customers promptly after termination of the contract. Nothing in this Consent Order prevents Respondent from seeking reimbursement for refunds from any other party. Prohibition on Freezing Consumer Deposit Accounts When Less Restrictive Means Are Reasonable Under the Circumstances 51. Respondent, when it suspects that a deposit in a consumer deposit account may be fraudulent, must use an item-level hold or other restraint less than a full freeze of the deposit account when reasonable under the circumstances and sufficient to prevent further fraud. Nothing in this Consent Order shall prohibit the use of restraints such as ‘Block all Debits’ and ‘Block all Debits and Credits’ when reasonable and appropriate to protect Respondent, payment systems and processors, or its customers from fraud. Prohibition on Charging Authorized-Positive Overdraft Fees 52. Respondent may not charge Authorized-Positive Overdraft Fees on consumer debit card purchases or ATM withdrawals, as described in paragraphs 43-44. 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 17 of 32

18 VI. Role of the Board IT IS FURTHER ORDERED that: 53. The Board or a committee thereof must review all submissions (including plans, reports, programs, policies, and procedures) required by this Consent Order or a summary thereof prior to submission to the Bureau. 54. The Board will have the ultimate responsibility for proper and sound management of Respondent and for ensuring Respondent’s compliance with the laws that the Bureau enforces and with this Consent Order. 55. In each instance that this Consent Order requires the Board to ensure adherence to, or perform certain obligations of Respondent, the Board or a committee thereof must: a. Authorize whatever actions are necessary for Respondent to fully comply with this Consent Order; b. Require timely reporting by management to the Board or a committee thereof on the status of compliance obligations and actions directed by the Board or a committee thereof to be taken under this Consent Order; c. Follow up on material non-compliance with such actions in a timely and appropriate manner; and 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 18 of 32

19 d. Require timely and appropriate corrective action to remedy any material non-compliance with Board directives related to this Section. MONETARY PROVISIONS VII. Order to Pay Redress 56. Respondent has developed, or must develop, remediation plans for each of the Specified Acts and Practices, where necessary and appropriate, and must provide remediation to consumers for these practices. IT IS FURTHER ORDERED that: 57. Respondent may not condition the payment of any redress to any Affected Consumer under this Consent Order on that Affected Consumer waiving any right. Unearned GAP Fees 58. Respondent shall ensure that customers who submitted valid claims in connection with the settlement agreement in Herrera v. Wells Fargo, No. 8:18-cv-00332-JVS-MRW (C.D. Cal.), be provided additional compensation such that they receive, in total, the full amount of their GAP-fee refunds. Redress for Account Freezes 59. Respondent’s consumer remediation plan must include, at minimum and where applicable, compensation of $150 to each consumer (or each unique 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 19 of 32

20 joint ownership group) affected by the Account Freeze practices described in paragraphs 31 through 34. Redress for Authorized-Positive Overdraft Fees 60. Respondent must refund to customers approximately $205 million in Overdraft fees, reflecting Authorized-Positive Overdraft Fees that were charged and not reversed or refunded since January 1, 2021. Wrongful Repossessions 61. Respondent’s remediation plans for wrongful repossessions (i.e., errors that caused repossessions) resulting from the Auto Servicing Acts and Practices have included and will continue to include for in-flight remediations, each of the following: a. $1,500 in compensation for transportation expenses; b. $2,500 in compensation for non-transportation expenses; c. Reimbursement of all repossession costs paid that result directly from the repossession; d. If the repossessed vehicle was sold by Respondent, the difference between the market value of the vehicle and the actual sale price, if the former was greater than the latter; e. Refund of any payments made on any deficiency balance; f. Reimbursement of the excess tax obligation resulting from the filing of a Form 1099-C reflecting a discharged principal amount that was 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 20 of 32

21 not reduced by the compensation required by subsections c and d, above; g. Reimbursement of estimated attorney fees and costs resulting from judgments sought or obtained by Respondent; and h. Loss of use compensation consistent with Respondent’s enterprise- wide remediation program for the above categories of redress. VIII. Order to Pay Civil Money Penalty IT IS FURTHER ORDERED that: 62. Under § 1055(c) of the CFPA, 12 U.S.C. § 5565(c), by reason of the violations of law described in Section IV of this Consent Order, Respondent must pay a civil money penalty of $1.7 billion ($1,700,000,000) to the Bureau. 63. Within 10 days of the Effective Date, Respondent must pay the civil money penalty by wire transfer to the Bureau or to the Bureau’s agent in compliance with the Bureau’s wiring instructions. 64. The civil money penalty paid under this Consent Order will be deposited in the Civil Penalty Fund of the Bureau as required by § 1017(d) of the CFPA, 12 U.S.C. § 5497(d). 65. Respondent, for all purposes, must treat the civil money penalty paid under this Consent Order as a penalty paid to the government. Regardless of how 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 21 of 32

22 the Bureau ultimately uses those funds, Respondent may not: a. Claim, assert, or apply for a tax deduction, tax credit, or any other tax benefit for any civil money penalty paid under this Consent Order; or b. Seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made under any insurance policy, in relation to any civil money penalty paid under this Consent Order. 66. To preserve the deterrent effect of the civil money penalty in any Related Consumer Action, Respondent may not argue that Respondent is entitled to, nor may Respondent benefit by, any offset or reduction of any compensatory monetary remedies imposed in the Related Consumer Action because of the civil money penalty paid in this action or because of any payment that the Bureau makes from the Civil Penalty Fund. If the court in any Related Consumer Action offsets or otherwise reduces the amount of compensatory monetary remedies imposed against Respondent based on the civil money penalty paid in this action or based on any payment that the Bureau makes from the Civil Penalty Fund, Respondent must, within 30 days after entry of a final order granting such offset or reduction, notify the Bureau, and pay the amount of the offset or reduction to the U.S. Treasury. Such a payment will not be considered an additional civil money penalty and will not change the amount of the civil money penalty imposed in this action. 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 22 of 32

23 IX. Additional Monetary Provisions IT IS FURTHER ORDERED that: 67. In the event of any default on Respondent’s obligations to make payment under this Consent Order, interest, computed under 28 U.S.C. § 1961, as amended, will accrue on any outstanding amounts not paid from the date of default to the date of payment, and immediately become due. 68. Respondent must relinquish all dominion, control, and title to the funds paid to the fullest extent permitted by law and no part of the funds may be returned to Respondent. 69. Under 31 U.S.C. § 7701, Respondent, unless already done, must furnish to the Bureau its taxpayer-identification numbers, which may be used for purposes of collecting and reporting on any delinquent amount arising out of this Consent Order. 70. Within 30 days of the entry of a final judgment, consent order, or settlement in a Related Consumer Action, Respondent must notify the Enforcement Director of the final judgment, consent order, or settlement in writing, indicating the amount of redress, if any, that Respondent paid or is required to pay to consumers and describe the consumers or classes of consumers to whom that redress has been or will be paid. 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 23 of 32

24 X. Order Distribution and Acknowledgment IT IS FURTHER ORDERED that: 71. Within 7 days of the Effective Date, Respondent must submit to the Regional Director an acknowledgment of receipt of this Consent Order, sworn under penalty of perjury. 72. Within 30 days of the Effective Date, Respondent must deliver a copy of this Consent Order to each of the members of its Board and executive officers, as well as to any business leaders and managers who have responsibilities related to the subject matter of the Consent Order. 73. During the term of this Consent Order, Respondent must deliver a copy of this Consent Order to any business entity resulting from any change in business structure, to any future members of its Board and executive officers, as well as to any business leaders and managers who have responsibilities related to the subject matter of the Consent Order. 74. Respondent must secure a signed and dated statement acknowledging receipt of a copy of this Consent Order, ensuring that any electronic signatures comply with the requirements of the E-Sign Act, 15 U.S.C. § 7001 et seq., within 30 days of delivery, from all persons receiving a copy of this Consent Order under this Section. 75. Within 90 days of the Effective Date, Respondent must provide the Regional 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 24 of 32

25 Director with a list of all persons and their titles to whom this Consent Order was delivered through that date under paragraphs 72-73 and a copy of all signed and dated statements acknowledging receipt of this Consent Order under paragraph 74. XI. Recordkeeping IT IS FURTHER ORDERED that: 76. Respondent must create, or if already created, must retain for the duration of this Consent Order, the following business records: a. all documents and records necessary to demonstrate full compliance with each provision of this Consent Order, including all submissions to the Bureau; b. all documents and records pertaining to the requirements of this Consent Order. 77. Respondent must make the documents identified in paragraph 76 available to the Bureau upon the Bureau’s request. 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 25 of 32

26 XII. Notices IT IS FURTHER ORDERED that: 78. Unless otherwise directed in writing by the Bureau, Respondent must provide all submissions, requests, communications, or other documents relating to this Consent Order in writing, with the subject line, “In re Wells Fargo Bank, N.A., File No. 2022-CFPB-0011” and send them by overnight courier or first-class mail to the below address and contemporaneously by email or secure electronic transmission to Enforcement_Compliance@cfpb.gov: Assistant Director for Enforcement Consumer Financial Protection Bureau ATTENTION: Office of Enforcement 1700 G Street, N.W. Washington D.C. 20552 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 26 of 32

27 XIII. Cooperation with the Bureau IT IS FURTHER ORDERED that: 79. Respondent must cooperate fully to help the Bureau determine the identity and location of, and the amount of harm sustained by, each Affected Consumer. Respondent must provide such information in its possession or control within 30 days of receiving a written request from the Bureau. 80. Respondent must cooperate fully with the Bureau in this matter and in any investigation related to or associated with the conduct described or released in this Order. Respondent must provide truthful and complete information, evidence, and testimony. Respondent must cause Respondent’s officers, employees, representatives, or agents to appear for interviews, discovery, hearings, trials, and any other proceedings that the Bureau may reasonably request upon 10 days written notice, or other reasonable notice, at such places and times as the Bureau may designate, without the service of compulsory process. 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 27 of 32

28 XIV. Compliance Monitoring IT IS FURTHER ORDERED that: 81. Within 14 days of receipt of a written request from the Bureau, Respondent must submit requested information, which must be made under penalty of perjury; provide sworn testimony; or produce documents. 82. Respondent must permit Bureau representatives to interview any employee or other person affiliated with Respondent who has agreed to such an interview regarding: (a) this matter; (b) anything related to or associated with the conduct described in Section IV; or (c) compliance with the Consent Order. The person interviewed may have counsel present. 83. For each of the Specified Acts and Practices, Respondent, where necessary and appropriate and consistent with its enterprise-wide Issue Management Program, must address the issue that resulted in harm to customers that required customer remediation. The Bureau may require Respondent to show how it has addressed (or will address) the relevant issue, by requesting compliance or remediation plans, or through other supervisory requests. 84. Nothing in this Consent Order will limit the Bureau’s lawful use of civil investigative demands under 12 C.F.R. § 1080.6 or other compulsory process. 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 28 of 32

29 XV. Modifications to Non-Material Requirements IT IS FURTHER ORDERED that: 85. Respondent may seek a modification to non-material requirements of this Consent Order (e.g., reasonable extensions of time and changes to reporting requirements) by submitting a written request to the Enforcement Director. 86. The Enforcement Director may, in their discretion, modify any non-material requirements of this Consent Order (e.g., reasonable extensions of time and changes to reporting requirements) if they determine good cause justifies the modification. Any such modification by the Enforcement Director must be in writing. XVI. Administrative Provisions IT IS FURTHER ORDERED that: 87. The provisions of this Consent Order do not bar, estop, or otherwise prevent the Bureau from taking any other action against Respondent, except as described in paragraph 88 below. Further, for the avoidance of doubt, the provisions of this Consent Order do not bar, estop, or otherwise prevent any other person or governmental agency from taking any action against Respondent. 88. The Bureau releases and discharges Respondent from all potential liability 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 29 of 32

30 for law violations that the Bureau has or might have asserted based on the Specified Acts and Practices, to the extent such practices occurred before the Effective Date and the Bureau knows about them as of the Effective Date. The Bureau may use the Specified Acts and Practices in future enforcement actions against Respondent and its affiliates to establish a pattern or practice of violations or the continuation of a pattern or practice of violations or to calculate the amount of any penalty. This release does not preclude or affect any right of the Bureau to determine and ensure compliance with the Consent Order, or to seek penalties for any violations of the Consent Order. 89. This Consent Order is intended to be, and will be construed as, a final Consent Order issued under § 1053 of the CFPA, 12 U.S.C. § 5563, and expressly does not form, and may not be construed to form, a contract binding the Bureau or the United States. 90. Unless the Bureau or its designated agent terminates it earlier, this Consent Order will terminate on the earlier of: (i) 180 days after the date on which Respondent confirms in writing that it has completed all committed actions under this Consent Order, unless the Bureau indicates in writing prior to the running of the 180 days that Respondent has not completed all committed actions to its satisfaction; or (ii) three years from the Effective Date. The Consent Order will otherwise remain effective and enforceable until such 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 30 of 32

31 time, except to the extent that any provisions of this Consent Order have been amended, suspended, waived, or terminated in writing by the Bureau or its designated agent. 91. Calculation of time limitations will run from the Effective Date and be based on calendar days, unless otherwise noted. Deadlines that fall on a weekend or federal holiday shall carry over to the following business day. 92. Should Respondent seek to transfer or assign all or part of its operations that are subject to this Consent Order, Respondent must, as a condition of sale, obtain the written agreement of the transferee or assignee to comply with all applicable provisions of this Consent Order. 93. The provisions of this Consent Order will be enforceable by the Bureau. For any violation of this Consent Order, the Bureau may impose the maximum amount of civil money penalties allowed under §1055(c) of the CFPA, 12 U.S.C. § 5565(c). In connection with any attempt by the Bureau to enforce this Consent Order in federal district court, the Bureau may serve Respondent wherever Respondent may be found, and Respondent may not contest that court’s personal jurisdiction over Respondent. 94. This Consent Order and the accompanying Stipulation contain the complete agreement between the parties. The parties have made no promises, representations, or warranties other than what is contained in this Consent Order and the accompanying Stipulation. This Consent Order and the 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 31 of 32

32 accompanying Stipulation supersede any prior oral or written communications, discussions, or understandings, provided however that nothing in this paragraph 94 shall affect the validity of supervisory communications between the Bureau and Respondent. 95. Nothing in this Consent Order or the accompanying Stipulation may be construed as allowing Respondent, its Board, officers, or employees to violate any law, rule, or regulation. IT IS SO ORDERED, this 20th day of December, 2022. Rohit Chopra Director Consumer Financial Protection Bureau 2022-CFPB-0011 Document 1 Filed 12/20/2022 Page 32 of 32

UNITED STATES OF AMERICA CONSUMER FINANCIAL PROTECTION BUREAU File No. -CFPB- STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER In the matter of: WELLS FARGO BANK, N.A. The Consumer Financial Protection Bureau (Bureau) intends to initiate an administrative proceeding against Wells Fargo Bank, N.A. (Respondent), under 12 U.S.C. §§ 5563 and 5565, for its unfairly misapplying customer payments, unfairly charging erroneous fees and other charges, unfairly repossessing customer vehicles, unfairly failing to refund certain unearned fees on debt cancellation products, unfairly denying mortgage modifications to qualified borrowers, unfairly freezing customer deposit accounts, deceptively failing to waive certain deposit account service fees, and unfairly charging certain overdraft fees on deposit accounts in violation of the CFPA’s prohibition on unfair and deceptive acts or practices, 12 U.S.C. §§ 5531, 5536. Respondent, in the interest of compliance and resolution of the matter, and 2022-CFPB-0011 Document 2 Filed 12/20/2022 Page 1 of 5

without admitting or denying any wrongdoing, consents to the issuance of a Consent Order substantially in the form of the one attached to this Stipulation and Consent to the Issuance of a Consent Order (Consent Order), and which is incorporated by reference. In consideration of the above premises, Respondent agrees to the following: Jurisdiction 1. The Bureau has jurisdiction over this matter under §§ 1053 and 1055 of the Consumer Financial Protection Act of 2010 (CFPA), 12 U.S.C. §§ 5563, 5565. Consent 2. Respondent agrees to the issuance of the Consent Order, without admitting or denying any of the findings of fact or conclusions of law, except that Respondent admits the facts necessary to establish the Bureau’s jurisdiction over Respondent and the subject matter of this action. 3. Respondent agrees that the Consent Order will be deemed an “order issued with the consent of the person concerned” under 12 U.S.C. § 5563(b)(4) and agrees that the Consent Order will become a final order, effective upon its entry on the administrative docket, and will be fully enforceable by the Bureau under 12 U.S.C. §§ 5563(d)(1) and 5565. 4. Respondent voluntarily enters into this Stipulation and Consent to the Issuance of a Consent Order (Stipulation). 2022-CFPB-0011 Document 2 Filed 12/20/2022 Page 2 of 5

3 5. The Consent Order resolves only Respondent’s potential liability for law violations that the Bureau asserted or might have asserted based on the practices described in Section IV of the Consent Order, to the extent such practices occurred before the Effective Date and the Bureau knows about them as of the Effective Date. Respondent acknowledges that no promise or representation has been made by the Bureau or any employee, agent, or representative of the Bureau, about any liability outside of this action that may have arisen or may arise from the facts underlying this action or immunity from any such liability, provided however that nothing in this paragraph 5 shall affect the validity of supervisory communications between the Bureau and Respondent. 6. Respondent agrees that the facts described in Section IV of the Consent Order will be taken as true and be given collateral estoppel effect, without further proof, in any proceeding before the Bureau to enforce the Consent Order, or in any subsequent civil litigation by the Bureau to enforce the Consent Order or its rights to any payment or monetary judgment under the Consent Order. 7. The terms and provisions of this Stipulation and the Consent Order will be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. 8. Respondent agrees that the Bureau may present the Consent Order to the Bureau Director for signature and entry without further notice. 2022-CFPB-0011 Document 2 Filed 12/20/2022 Page 3 of 5

Waivers 9. Respondent, by consenting to this Stipulation, waives: a. Any right to service of the Consent Order, and agrees that entry of the Consent Order on the administrative docket will constitute notice to Respondent of its terms and conditions; b. Any objection to the jurisdiction of the Bureau, including, without limitation, under section 1053 of the CFPA, 12 U.S.C. § 5563; c. The rights to all hearings under the statutory provisions under which the proceeding is to be or has been instituted; the filing of proposed findings of fact and conclusions of law; proceedings before, and a recommended decision by, a hearing officer; all post-hearing procedures; and any other procedural right available under section 1053 of the CFPA, 12 U.S.C. § 5563, or 12 C.F.R. Part 1081; d. The right to seek any administrative or judicial review of the Consent Order; e. Any claim for fees, costs or expenses against the Bureau, or any of its agents or employees, and any other governmental entity, related in any way to this enforcement matter or the Consent Order, whether arising under common law or under the terms of any statute, including, but not limited to the Equal Access to Justice Act and the Small Business Regulatory Enforcement Fairness Act of 1996; for these purposes, 2022-CFPB-0011 Document 2 Filed 12/20/2022 Page 4 of 5

Respondent agrees that Respondent is not the prevailingpartyin this action because the parties have reached a good faith settlement; f. Any other right to challenge or contest the validity of the Consent Order; g. Such provisions of the Bureau's rules or other requirements oflaw as may be construed to prevent any Bureau employee from participating in the preparation of, or advising the Director as to, any order, opinion, finding of fact, or conclusion oflaw to be entered in connection with this Stipulation or the Consent Order; and h. Any right to claim bias or prejudgment by the Director based on the consideration of or discussions concerning settlement of all or any part of the proceeding. WELLS FARGOBANK,N.A. BY: 12/19/2022 Charles W. Scharf Date CEO and President, Wells Fargo Bank, N.A. 5 t;s ""YJ 2022-CFPB-0011 Document 2 Filed 12/20/2022 Page 5 of 5